As filed with the Securities and Exchange Commission on March 27, 2001
Securities Act File No. 333-36721 Investment Company Act File No. 811-08389

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

Form N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. Post-Effective Amendment No. 5 and/or	[ ] [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 6 (Check appropriate box or boxes)	[X]

Merrill Lynch Real Estate Fund, Inc. (Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536 (Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (609) 282-2800

Terry K. Glenn
Merrill Lynch Real Estate Fund, Inc.
800 Scudders Mill Road
Plainsboro, New Jersey 08536
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund: BROWN & WOOD LLP  One World Trade Center New York, New York 10048-0557 Attention: Frank P. Bruno, Esq.	Michael J. Hennewinkel, Esq. MERRILL LYNCH INVESTMENT MANAGERS, L.P.  P.O. Box 9011 Princeton, New Jersey 08543-9011

It is proposed that this filing will become effective (check appropriate box):
|X|	immediately upon filing pursuant to paragraph (b)
| |	on (date) pursuant to paragraph (b)
| |	60 days after filing pursuant to paragraph (a)(1)
| |	on (date) pursuant to paragraph (a)(1)
| |	75 days after filing pursuant to paragraph (a)(2)
| |	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

| |	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Common Stock, par value $.10 per share.

Prospectus

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Real Estate Fund, Inc.

March 27, 2001

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

PAGE
[ICON]	KEY FACTS
	Merrill Lynch Real Estate Fund at a Glance Risk/Return Bar Chart Fees and Expenses	3 5 6

[ICON]	DETAILS ABOUT THE FUND
	How the Fund Invests Investment Risks	8 10

[ICON]	YOUR ACCOUNT
	Merrill Lynch Select PricingSM System How to Buy, Sell, Transfer and Exchange Shares Participation in Fee-Based Programs	19 25 29
[ICON]	MANAGEMENT OF THE FUND
	Merrill Lynch Investment Managers Financial Highlights	32 33

[ICON]	FOR MORE INFORMATION
	Shareholder Reports Statement of Additional Information	Back Cover Back Cover

The Board of Directors has approved the liquidation of the Fund pursuant to a Plan of Liquidation and Dissolution, subject to stockholder approval at a meeting to be held on April 30, 2001. The Board of Directors has fixed the close of business on February 27, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof.

MERRILL LYNCH REAL ESTATE FUND, INC.

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Total Return — the combination of capital appreciation and investment income.

Equity Securities — common stock or securities whose price is linked to the value of common stock.

Common Stock — securities representing shares of ownership of a corporation.

Shares and Units of Beneficial Interest of Real Estate Investment Trusts (“REITs”) — shares of ownership in a type of pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interest.

MERRILL LYNCH REAL ESTATE FUND AT A GLANCE

What is the Fund’s investment objective?

The Fund’s investment objective is to seek total return by investing primarily in equity securities of issuers principally engaged in the real estate industry.

What are the Fund’s main investment strategies?

The Fund intends to achieve its investment objective by investing in equity securities consisting of common stock, shares and units of beneficial interest of real estate investment trusts, preferred stock and securities which are convertible into common stock. The Fund currently emphasizes issuers that demonstrate strong property fundamentals relative to stock market valuations. The Fund may invest up to 25% of its total assets in foreign securities. We cannot guarantee that the Fund will achieve its objective.

What are the main risks of investing in the Fund?

As with any mutual fund, the value of the Fund’s investments — and therefore the value of Fund shares — may fluctuate. These changes may occur because the stock market in which the Fund invests is rising or falling. At other times, there are specific factors that may affect the value of a particular investment. If the value of the Fund’s investment goes down, you may lose money.

The Fund is a non-diversified fund, which means that it may invest more of its assets in the securities of a single issuer than if it were a diversified fund. By concentrating in a smaller number of issuers, the Fund’s risk is increased because developments affecting an individual issuer have a greater impact on the Fund’s performance.

As a sector fund that invests primarily in companies engaged in the real estate industry, the Fund is subject to the risks associated with real estate, such as liquidity risk, extended vacancy, development delays, environmental issues or tenant bankruptcies. This makes the Fund more vulnerable to price changes of real estate securities and factors that affect the real estate industry than a more broadly diversified mutual fund.

The prices of securities issued by companies engaged in the real estate industry may change in response to interest rate changes. Generally, when interest rates go up, the value of securities issued by companies in the real estate industry goes down.

MERRILL LYNCH REAL ESTATE FUND, INC.	3

[ICON] Key Facts

Since foreign markets may differ significantly from U.S. markets in terms of both economic conditions and government regulation, investments in foreign securities involve special risks.

Who should invest?
The Fund may be an appropriate investment for you if you:

•	Are investing with long term goals, such as retirement or funding a child’s education
•	Want a professionally managed portfolio
•	Are willing to accept the risk that the value of your investment may decline in order to seek total return
•	Are looking to invest in a portfolio composed primarily of real estate related equity securities and are willing to accept the risks associated with investment in the real estate industry

4	MERRILL LYNCH REAL ESTATE FUND

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class B shares for each complete calendar year since the Fund’s inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund’s shares for the periods shown with those of the Morgan Stanley REIT Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

20%
10%
0%
-10%
-20%
16.04%
-12.55%
-14.11%
1998
1999
2000

During the period shown in the bar chart, the highest return for a quarter was 11.95% (quarter ended June 30, 2000) and the lowest return for a quarter was -11.91% (quarter ended September 30, 1998).

Average Annual Total Returns (as of the calendar year ended December 31, 2000)		Past One Year	Since Inception

Merrill Lynch Real Estate Fund*	A	11.15%	-5.12	%†
Morgan Stanley REIT Index**		26.81%	0.19	%††

Merrill Lynch Real Estate Fund*	B	12.04%	-4.67	%†
Morgan Stanley REIT Index**		26.81%	0.19	%††

Merrill Lynch Real Estate Fund*	C	15.12%	-4.41	%†
Morgan Stanley REIT Index**		26.81%	0.19	%††

Merrill Lynch Real Estate Fund*	D	10.88%	-5.35	%†
Morgan Stanley REIT Index**		26.81%	0.19	%††

*	Includes all applicable sales charges.
**	This unmanaged Index is a total return index comprised of the most actively traded real estate investment trusts. Past performance is not predictive of future performance.
†	Inception date is December 26, 1997.
††	Since December 31, 1997.

MERRILL LYNCH REAL ESTATE FUND, INC.	5

[ICON] Key Facts

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which the Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these include sales charges which you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Manager for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating Financial Consultants and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

FEES AND EXPENSES

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a):	Class A		Class B(b)	Class C		Class D

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25%	(c)	None	None		5.25%	(c)

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	4.0% (c)	1.0%	(c)	None	(d)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None		None	None		None

Redemption Fee	None		None	None		None

Exchange Fee	None		None	None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fee	0.85%		0.85%	0.85%		0.85%

Distribution and/or Service (12b-1) Fees(e)	None		1.00%	1.00%		0.25%

Other Expenses (including transfer agency fees)(f)	0.97%		1.01%	1.01%		0.96%

Total Annual Fund Operating Expenses	1.82%		2.86%	2.86%		2.06%

(a)	In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or sells shares. See “How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Class B shares automatically convert to Class D shares approximately eight years after you buy them and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in the sales charge (load).
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(f)	The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent’s out-of-pocket expenses. The Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended December 31, 2000, the Fund paid the Transfer Agent fees totaling $44,658. The Fund has entered into an agreement with State Street Bank and Trust Company pursuant to which State Street provides certain accounting services to the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse the Manager for the cost of certain additional accounting services. For the fiscal year ended December 31, 2000, the Manager provided accounting services to the fund at its cost. The Fund reimbursed the Manager $50,077 for these services.

6	MERRILL LYNCH REAL ESTATE FUND, INC.

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$700	$1,067	$1,458	$2,550

Class B	$689	$1,086	$1,509	$3,008	*

Class C	$389	$ 886	$1,509	$3,185

Class D	$723	$1,137	$1,575	$2,789

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$700	$1,067	$1,458	$2,550

Class B	$289	$ 886	$1,509	$3,008	*

Class C	$289	$ 886	$1,509	$3,185

Class D	$723	$1,137	$1,575	$2,789

*	Assumes conversion to Class D shares approximately eight years after purchase. See note (b) to the Fees and Expenses table above.

MERRILL LYNCH REAL ESTATE FUND, INC.	7

Details About the Fund [ICON]

ABOUT THE PORTFOLIO MANAGER

Jay L. Willoughby is the Senior Portfolio Manager of the Fund. Mr. Willoughby has been a First Vice President of Merrill Lynch Investment Managers since 1997. From January 1995 to November 1997 he was a Managing Director of AEW Capital Management, L.P.

ABOUT THE MANAGER

The Fund is managed by Merrill Lynch Investment Managers.

HOW THE FUND INVESTS

The investment objective of the Fund is to seek total return by investing primarily in equity securities of issuers that are principally engaged in the real estate industry. Total return is a combination of capital appreciation and investment income. There can be no assurance that the Fund’s investment objective will be achieved.

Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of issuers that are principally engaged in the real estate industry. If an issuer obtains more than half of its gross revenues or net profits from real estate operations it is considered to be principally engaged in the industry. Such issuers may receive their revenues from real estate activities, such as:

•	Ownership	•	Financing
•	Leasing	•	Management
•	Development	•	Sale
•	Construction
Examples of these issuers will include:
•	Real estate investment trusts (“REITs”)
•	Real estate brokers
•	Home builders or real estate developers
•	Companies with substantial real estate holdings
•	Companies with significant involvement in the real estate industry

Examples of companies with significant involvement in the real estate industry include:

•	Building supply companies
•	Financial institutions that originate real estate mortgages
•	Companies that provide mortgage servicing

The Fund will invest in common stock, shares or units of beneficial interests of REITs, preferred stock and other securities with equity characteristics such as convertible securities and warrants.

8	MERRILL LYNCH REAL ESTATE FUND, INC.

The Manager believes that property market fundamentals are the primary reason for growth underlying the success of real estate equity securities. Issuers with strong management further identify the most attractive real estate equity investment opportunities. The Fund tries to identify issuers with strong property fundamentals and strong management teams. The Fund’s research process includes real estate market research, inspection of specific properties and securities analysis. The Fund believes that this process will result in a portfolio of real estate equity securities of issuers that own assets in desirable markets across the country. The Fund further believes that this process will result in a portfolio which is diversified both by geography and by property type.

Under normal market conditions, the Fund may invest up to 35% of its total assets in:

•	Non-convertible debt securities
•	Mortgage-backed securities such as mortgage pass-through certificates, real estate mortgage investment conduit (“REMIC”) certificates and collateralized mortgage obligations (“CMOs”)
•	Cash or cash equivalents and investment grade short-term securities including money market securities.

The Fund may invest up to 25% of its total assets in foreign securities.

The Fund has not established any rating criteria for the debt securities in which it may invest. Thus, it may invest in non-convertible debt securities, REMICs and CMOs that are unrated or rated in the medium to low rating categories of nationally recognized statistical rating organizations.

Securities rated in the medium to low rating categories of nationally recognized statistical rating organizations, such as Standard & Poor’s and Moody’s Investors Service, Inc. (“Moody’s”), and unrated securities of comparable quality (such lower rated and unrated securities are commonly referred to as “junk bonds”) are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. In purchasing such securities, the Fund will rely on the Manager’s judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Manager will take into consideration, among other things, the issuer’s financial resources, its

MERRILL LYNCH REAL ESTATE FUND, INC.	9

[ICON] Details About the Fund

sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. The Fund does not intend to purchase debt securities that are in default.

As a temporary defensive measure the Fund may restrict the markets in which its assets will be invested and may increase the proportion of assets invested in short-term debt securities. Investments made for defensive purposes will be maintained only during periods in which the Manager determines that economic or financial conditions are adverse for holding or being primarily invested in equity securities. A portion of the Fund normally would be held in short-term debt securities in anticipation of investment in equity securities or to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns.

Because of its emphasis on securities of issuers principally engaged in the real estate industry, the Fund should be considered as a vehicle for diversification and not as a balanced investment program.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund’s performance will be positive for any period of time.

The Fund’s principal risks include:

Market and Selection Risk — Market risk is the risk that the stock market in one or more countries in which the Fund invests will go down in value, including the possibility that one or more stock markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform other funds with similar investment objectives and investment strategies.

Sector Risk — Sector risk is the risk that the Fund’s concentration in the securities of real estate related companies will expose the Fund to the price movements of companies in one industry more than a more broadly diversified mutual fund. Because the Fund invests primarily in one sector, there is the risk that the Fund will perform poorly during a downturn in that sector. An

10	MERRILL LYNCH REAL ESTATE FUND, INC.

investment in the Fund is subject to the risks associated with real estate related securities. The Fund should be considered a vehicle for diversification and should not be considered a balanced investment program by itself.

Real Estate Related Securities — Real estate related securities are subject to the risks associated with real estate. The main risk of real estate related securities is that the value of the real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction, the laws and regulations affecting real estate (including zoning and tax laws) and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values.

If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that geographic area or property type.

REITs — REITs also involve those risks associated with the real estate market. In addition, REITs may be subject to underlying fees or expenses that investors may incur indirectly as a result of the Fund’s investment in this type of instrument.

The Fund also may be subject, to a lesser extent, to the following general risks and to risks associated with the investment strategies discussed below:

Small Cap and Emerging Growth Securities — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, the Fund’s investment in a small cap or emerging growth company may lose substantial value.

The securities of small cap and emerging growth companies generally trade in lower volumes and are subject to greater and less predictable price changes than securities of larger, more established companies. Investing in small caps and emerging growth securities requires a long term view.

Foreign Market Risk — Since the Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because stocks traded on foreign markets have often (though not always) performed differently than stocks in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In

MERRILL LYNCH REAL ESTATE FUND, INC.	11

[ICON] Details About the Fund

particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets often do not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk — Securities in which the Fund invests are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk”, means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

12	MERRILL LYNCH REAL ESTATE FUND, INC.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return

MERRILL LYNCH REAL ESTATE FUND, INC.	13

[ICON] Details About the Fund

earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

European Economic and Monetary Union (“EMU”) — A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU established a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) have been redenominated in the euro and are traded and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected if the transition to the euro, or EMU as a whole, does not proceed as planned or if a participating country withdraws from EMU.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in any country that is defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition,

14	MERRILL LYNCH REAL ESTATE FUND, INC.

governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Convertibles — Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular debt securities, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the value of the underlying common stock.

Warrants — A warrant gives the Fund the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Fund can exercise the warrant and buy the stock. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Derivatives — The Fund may use derivative instruments including futures, forwards, options, indexed securities and inverse securities. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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[ICON] Details About the Fund

Leverage risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund may use derivatives for hedging purposes, including anticipatory hedges, and to seek to increase its return. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Borrowing and Leverage — The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return. Certain securities that the Fund buys may create leverage including, for example, when issued securities, forward commitments, options and warrants.

Debt Securities — Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

16	MERRILL LYNCH REAL ESTATE FUND, INC.

Illiquid Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the security.

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Repurchase Agreements; Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the Fund from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.

When Issued Securities, Delayed Delivery Securities and Forward Commitments — When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

MERRILL LYNCH REAL ESTATE FUND, INC.	17

[ICON] Details About the Fund

Securities Lending — The Fund may lend securities to financial institutions that provide government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to the Fund.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

18	MERRILL LYNCH REAL ESTATE FUND, INC.

Your Account [ICON]

MERRILL LYNCH SELECT PRICINGSM SYSTEM

The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Manager, the Distributor or their affiliates may make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

The Fund’s shares are distributed by FAM Distributors, Inc., an affiliate of Merrill Lynch.

MERRILL LYNCH REAL ESTATE FUND, INC.	19

[ICON] Your Account

The table below summarizes key features of the Merrill Lynch Select PricingSM System.

	Class A	Class B	Class C	Class D

Availability

Limited to certain investors including:
• Current Class A    shareholders
• Certain Retirement    Plans
• Participants in    certain Merrill    Lynch    sponsored    programs
• Certain affiliates of
   Merrill Lynch,
   selected securities    dealers and other    financial    intermediaries.

		Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges available for larger investments.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within four years of purchase.	Yes. Payable if you redeem within one year of purchase.	No. (May be charged for purchases over $1 million that are redeemed within one year.)

Account Maintenance and Distribution Fees?	No.	0.25% Account Maintenance Fee 0.75% Distribution Fee.	0.25% Account Maintenance Fee 0.75% Distribution Fee.	0.25% Account Maintenance Fee No Distribution Fee.

Conversion to Class D shares?	No.	Yes, automatically after approximately eight years.	No.	No.

20	MERRILL LYNCH REAL ESTATE FUND, INC.

Right of Accumulation — permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select PricingSM options.

Letter of Intent — permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select PricingSM System funds that you agree to buy within a 13-month period. Certain restrictions apply.

Class A and Class D Shares — Initial Sales Charge Options

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase.

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $1,000,000	2.00%	2.04%	1.80%

$1,000,000 and over**	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.
**	If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. In that case, the Manager compensates the selling dealer or other financial intermediary from its own funds. If you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent
•	TMASM Managed Trusts
•	Certain Merrill Lynch investment or central asset accounts
•	Certain employer-sponsored retirement or savings plans
•	Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances
•	Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees

MERRILL LYNCH REAL ESTATE FUND, INC.	21

[ICON] Your Account

•	Certain fee-based programs of Merrill Lynch and other financial intermediaries that have agreements with the Distributor or its affiliates

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to a 0.25% account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant, selected securities dealer, other financial intermediary or the Fund’s Transfer Agent at
1-800-MER-FUND.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase, or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.

22	MERRILL LYNCH REAL ESTATE FUND, INC.

Class B Shares

If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase	Sales Charge*

0 - 1	4.00%

1 - 2	3.00%

2 - 3	2.00%

3 - 4	1.00%

4 and thereafter	0.00%

*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through dividend reinvestment are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old
•	Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts and certain retirement plan rollovers
•	Redemption in connection with participation in certain fee-based programs of Merrill Lynch or other financial intermediaries that have agreements with the Distributor or its affiliates
•	Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held
•	Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

MERRILL LYNCH REAL ESTATE FUND, INC.	23

[ICON] Your Account

Your Class B shares convert automatically into Class D shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund’s eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund’s conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

24	MERRILL LYNCH REAL ESTATE FUND, INC.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch, a securities dealer broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. The involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

MERRILL LYNCH REAL ESTATE FUND, INC.	25

[ICON] Your Account

If You Want to	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class appropriate for you	Refer to the Merrill Lynch Select PricingSM table on page 20. Be sure to read this Prospectus carefully.

Next, determine the amount of your investment

The minimum initial investment for the Fund is $1,000 for all accounts except:

• $250 for certain Merrill Lynch fee-based programs
• $100 for retirement plans

(The minimums for initial investments may be waived under certain circumstances.)

Have your Merrill Lynch Financial Consultant, selected securities dealer or other financial intermediary submit your purchase order

The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries, including Merrill Lynch, may charge a processing fee to confirm a purchase. Merrill Lynch currently charges a fee of $5.35.

Or contact the Transfer Agent

To purchase shares directly, call the Transfer Agent at 1-800-MER-FUND and request a purchase order. Mail the completed purchase order to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares

The minimum investment for additional purchases is generally $50 for all accounts except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment plans, may have higher minimums.

(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through certain Merrill Lynch investment or central asset accounts.

26	MERRILL LYNCH REAL ESTATE FUND, INC.

If You Want to	Your Choices	Information Important for You to Know

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary

You may transfer your Fund shares only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares, paying any applicable deferred sales charge.

Sell Your Shares through selected securities dealers or other financial intermediaries	Have your Merrill Lynch Financial Consultant, selected securities dealer or other financial intermediary submit your sales order

The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35. No processing fee is charged if you redeem shares directly through the Transfer Agent.

The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent

You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at 1-800-MER-FUND for details.

MERRILL LYNCH REAL ESTATE FUND, INC.	27

[ICON] Your Account

If You Want to	Your Choices	Information Important for You to Know

Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plan

You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your Fund shares in a Merrill Lynch CMA®, CBA® or Retirement Account you can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends automatically reinvested. For Class B and C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your Merrill Lynch Financial Consultant or other financial intermediary for details.

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus

You can exchange your shares of the Fund for shares of many other Merrill Lynch mutual funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Each class of Fund shares is generally exchangeable for shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no Class A shares (and are not eligible to purchase Class A shares), you will exchange into Class D shares.

Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class A or D shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Class A or D shares for money market fund shares, you will receive Class A shares of Summit Cash Reserves Fund. Class B or C shares of the Fund will be exchanged for Class B shares of Summit.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

Short-term or excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in Fund management’s opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. For these purposes, Fund management may consider an investor’s trading history in the Fund or other Merrill Lynch funds, and accounts under common ownership or control.

28	MERRILL LYNCH REAL ESTATE FUND, INC.

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Class B shares will have a higher net asset value than Class C shares because Class B shares have lower distribution expenses than Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Merrill Lynch or other financial intermediaries, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

MERRILL LYNCH REAL ESTATE FUND, INC.	29

[ICON] Your Account

Return of Capital — The Internal Revenue Code of 1986, as amended, requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non cash” expenses such as property depreciation, an equity REIT’s cash flows will exceed its taxable income. The REIT may distribute this excess to shareholders, including the Fund, in order to offer a more competitive yield, i.e. pay a higher distribution. This portion of the distribution is classified as a return of capital rather than taxable ordinary income or capital gains. Because the Fund invests significantly in REITs, shareholders may, likewise, receive return of capital distributions from the Fund.

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES

The Fund will distribute any net investment income quarterly and any net realized capital gains at least annually. A portion of the quarterly distributions may also include a return of capital. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If you would like to receive dividends and other distributions in cash, contact your Merrill Lynch Financial Consultant, selected securities dealer or other financial intermediary or the Transfer Agent.

The Fund generally intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gains, if any, may be taxable to you at different rates, depending, in part, on how long the Fund has held the assets sold. However, a certain portion of distributions you receive may constitute a return of capital rather than taxable ordinary income or capital gains. When the Fund makes a distribution in excess of its earnings, the

30	MERRILL LYNCH REAL ESTATE FUND, INC.

“BUYING A DIVIDEND”

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

distribution will be treated first as a tax-free return of capital, thereby reducing your tax basis in your shares, and to the extent the distribution exceeds such basis, as a taxable gain from the sale of your shares.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, the Fund must withhold 31% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

MERRILL LYNCH REAL ESTATE FUND, INC.	31

Management of the Fund [ICON]

MERRILL LYNCH INVESTMENT MANAGERS

Merrill Lynch Investment Managers, the Fund’s Manager, manages the Fund’s investments and its business operations under the overall supervision of the Fund’s Board of Directors. The Manager has the responsibility for making all investment decisions for the Fund. The Manager has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which the Manager may pay a fee for services it receives. The Fund pays the Manager a fee at the annual rate of 0.85% of the average daily net assets of the Fund. For the fiscal year ended December 31, 2000, the Manager received management fees of $370,558 (based on average daily net assets of approximately $43.8 million).

Merrill Lynch Investment Managers was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. Merrill Lynch Investment Managers and its affiliates, including Fund Asset Management, had approximately $568 billion in investment company and other portfolio assets under management as of January 2001.

32	MERRILL LYNCH REAL ESTATE FUND, INC.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class A††
Increase (Decrease) In Net Asset Value:	For the Year Ended December 31, 2000	For the Period December 1, 1999 to December 31, 1999	For the Year Ended November 30, 1999	For the Period December 26, 1997† to November 30, 1998

Per Share Operating Performance:

Net asset value, beginning of period	$7.02	$7.19	$8.70	$10.00

Investment income — net	.32	.10	.43	.33

Realized and unrealized gain (loss) on investments and foreign currency transactions — net	.86	(.17)	(1.55)	(1.37)

Total from investment operations	1.18	(.07)	(1.12)	(1.04)

Less dividends:
Investment income — net	(.30)	(.10)	(.39)	(.26)
In excess of investment income — net	(.01)	—	—	—
Return of capital	(.13)	—	—	—

Total dividends	(.44)	(.10)	(.39)	(.26)

Net asset value, end of period	$7.76	$7.02	$7.19	$8.70

Total Investment Return:**

Based on net asset value per share	17.31%	(.94 )%#	(13.31)%	(10.57)%#

Ratios to Average Net Assets:

Expenses	1.82%	2.46%*	1.89%	1.39%*

Investment income — net	4.24%	17.44%*	5.33%	3.67%*

Supplemental Data:

Net assets, end of period (in thousands)	$7,363	$6,028	$4,602	$2,255

Portfolio turnover	48.73%	7.34%	53.53%	108.25%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of operations.
††	Based on average shares outstanding.
#	Aggregate total investment return.

MERRILL LYNCH REAL ESTATE FUND, INC.	33

[ICON] Management of the Fund

FINANCIAL HIGHLIGHTS (continued)

	Class B††
Increase (Decrease) In Net Asset Value:	For the Year Ended December 31, 2000	For the Period December 1, 1999 to December 31, 1999	For the Year Ended November 30, 1999	For the Period December 26, 1997† to November 30, 1998

Per Share Operating Performance:

Net asset value, beginning of period	$7.03	$7.18	$8.69	$10.00

Investment income — net	.16	.08	.30	.24

Realized and unrealized gain (loss) on investments and foreign currency transactions — net	.94	(.15)	(1.51)	(1.36)

Total from investment operations	1.10	(.07)	(1.21)	(1.12)

Less dividends:
Investment income — net	(.24)	(.08)	(.30)	(.19)
In excess of investment income — net	(.01)	—	—	—
Return of capital	(.11)	—	—	—

Total dividends	(.36)	(.08)	(.30)	(.19)

Net asset value, end of period	$7.77	$7.03	$7.18	$8.69

Total Investment Return:**

Based on net asset value per share	16.04%	(.95 )%#	(14.28)%	(11.36)%#

Ratios to Average Net Assets:

Expenses	2.86%	3.49%*	2.85%	2.41%*

Investment income — net	2.23%	14.09%*	3.67%	2.58%*

Supplemental Data:

Net assets, end of period (in thousands)	$18,082	$23,844	$24,660	$44,482

Portfolio turnover	48.73%	7.34%	53.53%	108.25%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of operations.
††	Based on average shares outstanding.
#	Aggregate total investment return.

34	MERRILL LYNCH REAL ESTATE FUND, INC.

FINANCIAL HIGHLIGHTS (continued)

	Class C††
Increase (Decrease) In Net Asset Value:	For the Year Ended December 31, 2000	For the Period December 1, 1999 to December 31, 1999	For the Year Ended November 30, 1999	For the Period December 26, 1997† to November 30, 1998

Per Share Operating Performance:

Net asset value, beginning of period	$7.02	$7.18	$8.68	$10.00

Investment income — net	.17	.08	.30	.24

Realized and unrealized gain (loss) on investments and foreign currency transactions — net	.94	(.16)	(1.50)	(1.37)

Total from investment operations	1.11	(.08)	(1.20)	(1.13)

Less dividends:
Investment income — net	(.25)	(.08)	(.30)	(.19)
In excess of investment income — net	(.01)	—	—	—
Return of capital	(.11)	—	—	—

Total dividends	(.37)	(.08)	(.30)	(.19)

Net asset value, end of period	$7.76	$7.02	$7.18	$8.68

Total Investment Return:**

Based on net asset value per share	16.12%	(1.09)%#	(14.19)%	(11.41)%#

Ratios to Average Net Assets:

Expenses	2.86%	3.50%*	2.86%	2.42%*

Investment income — net	2.38%	13.93%*	3.77%	2.63%*

Supplemental Data:

Net assets, end of period (in thousands)	$4,634	$4,793	$5,189	$9,737

Portfolio turnover	48.73%	7.34%	53.53%	108.25%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of operations.
††	Based on average shares outstanding.
#	Aggregate total investment return.

MERRILL LYNCH REAL ESTATE FUND, INC.	35

[ICON] Management of the Fund

FINANCIAL HIGHLIGHTS (concluded)

	Class D††
Increase (Decrease) In Net Asset Value:	For the Year Ended December 31, 2000	For the Period December 1, 1999 to December 31, 1999	For the Year Ended November 30, 1999	For the Period December 26, 1997† to November 30, 1998

Per Share Operating Performance:

Net asset value, beginning of period	$7.02	$7.19	$8.70	$10.00

Investment income — net	.31	.08	.39	.30

Realized and unrealized gain (loss) on investments and foreign currency transactions — net	.86	(.16)	(1.53)	(1.36)

Total from investment operations	1.17	(.08)	(1.14)	(1.06)

Less dividends:
Investment income — net	(.29)	(.09)	(.37)	(.24)
In excess of investment income — net	(.02)	—	—	—
Return of capital	(.12)	—	—	—

Total dividends	(.43)	(.09)	(.37)	(.24)

Net asset value, end of period	$7.76	$7.02	$7.19	$8.70

Total Investment Return:**

Based on net asset value per share	17.03%	(1.01)%#	(13.53)%	(10.74)%#

Ratios to Average Net Assets:

Expenses	2.06%	2.71%*	2.10%	1.64%*

Investment income — net	4.11%	15.56%*	4.74%	3.34%*

Supplemental Data:

Net assets, end of period (in thousands)	$13,350	$6,134	$4,825	$6,269

Portfolio turnover	48.73%	7.34%	53.53%	108.25%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of operations.
††	Based on average shares outstanding.
#	Aggregate total investment return.

36	MERRILL LYNCH REAL ESTATE FUND, INC.

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MERRILL LYNCH REAL ESTATE FUND, INC.

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MERRILL LYNCH REAL ESTATE FUND, INC.

[1]	POTENTIAL INVESTORS Open an account (two options)	[2]
MERRILL LYNCH FINANCIAL CONSULTANT OR SECURITIES DEALER Advises shareholders on their Fund investments.

TRANSFER AGENT

Financial Data Services, Inc.

ADMINISTRATIVE OFFICES
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

MAILING ADDRESS
P.O. Box 45289
Jacksonville, Florida 32232-5289

Performs recordkeeping and reporting services.

DISTRIBUTOR FAM Distributors, Inc. P.O. Box 9081 Princeton, New Jersey 08543-9081 Arranges for the sale of Fund shares.

COUNSEL Brown & Wood LLP One World Trade Center New York, New York 10048-0557 Provides legal advice to the Fund.	THE FUND The Board of Trustees oversees the Fund.	CUSTODIAN Bank of New York 100 Church Street New York, New York 10286 Holds the Fund’s assets for safekeeping.

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Princeton Forrestal Village
116-300 Village Boulevard
Princeton, New Jersey 08540-6400

Audits the financial
statements of the Fund on behalf of
the shareholders.	ACCOUNTING SERVICES PROVIDER State Street Bank and Trust Company 500 College Road East Princeton, NJ, 08540 Provides certain accounting services to the Fund.

INVESTMENT ADVISER

Merrill Lynch
Investment Managers, L.P.

ADMINISTRATIVE OFFICES
800 Scudders Mill Road
Plainsboro, New Jersey 08536

MAILING ADDRESS
P.O. Box 9011
Princeton, New Jersey 08543-9011

TELEPHONE NUMBER
1-800-MER-FUND

Manages the Fund’s day-to-day activities

Merrill Lynch Asset
Management U.K. Limited
33 King William Street
London EC 4R9AS
England

Sub-Adviser to the Fund.

MERRILL LYNCH REAL ESTATE FUND, INC.

For More Information [ICON]

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant, other financial intermediary or the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Fund’s Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant or the Fund, at the telephone number or address indicated on the inside back cover of this Prospectus, if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549- 0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

Investment Company Act file #811-08389 Code #19017-03-01 ©Merrill Lynch Investment Managers, L.P.

Prospectus

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Real Estate Fund, Inc.

March 27, 2001

STATEMENT OF ADDITIONAL INFORMATION

Merrill Lynch Real Estate Fund, Inc.

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

Merrill Lynch Real Estate Fund, Inc. (the “Fund”) is a non-diversified, open-end management investment company that seeks to provide shareholders with total return by investing primarily in equity securities of issuers that are principally engaged in the real estate industry. Total return is the combination of capital appreciation and investment income. The Fund may employ a variety of techniques to hedge against market or currency risk or to enhance total return. There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund’s investment objective and policies, see “Investment Objective and Policies.”

Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See “Purchase of Shares.”

This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated March 27, 2001 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1-800-MER-FUND or by writing the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2000 annual report to shareholders. You may request a copy of the annual report at no charge by calling 1-800-637-3863 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

Merrill Lynch Investment Managers — Manager FAM Distributors, Inc. — Distributor

The date of this Statement of Additional Information is March 27, 2001.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to seek total return by investing primarily in equity securities of issuers that are principally engaged in the real estate industry. Total return is a combination of capital appreciation and investment income. There can be no assurance that the Fund’s investment objective will be achieved. This investment objective is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). Reference is made to “How the Fund Invests” and “Investment Risks” in the Prospectus. The Fund is classified as a non-diversified Fund under the Investment Company Act.

The Fund should be considered as a means of diversifying an investment portfolio and not in itself a balanced investment program. Accordingly, the Fund may be appropriate only for long-term investors who can assume the risk of loss of principal and who do not seek current income but can accommodate taxable distributions of income and capital gains.

Under normal market conditions, at least 65% of the Fund’s total assets will be invested in equity securities of issuers that are principally engaged in the real estate industry. An issuer “principally engaged” in that industry is an issuer that derives at least 50% of its gross revenues or net profits from the ownership, leasing, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. Such issuers may include, for example, real estate investment trusts (“REITs”), real estate brokers, home builders or real estate developers, companies with substantial real estate holdings (such as paper and lumber producers, agricultural businesses and lodging and entertainment companies) and companies with significant involvement in the real estate industry, such as building supply companies, financial institutions that originate real estate mortgages and companies that provide mortgage servicing. The equity securities in which the Fund will invest consist of common stocks, shares or units of beneficial interest of REITs, preferred stock and securities with equity characteristics, such as convertible securities and warrants.

The investment strategy of Merrill Lynch Investment Managers, L.P. (“MLIM” or the “Manager”) with respect to equity securities of real estate issuers is based on the premise that property market fundamentals are the primary determinant of growth underlying the success of real estate equity securities. Value added management will further distinguish the most attractive real estate equity securities. The Manager’s research and investment process is designed to identify issuers with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection and securities analysis. The Manager believes that this process will result in a portfolio of real estate equity securities of issuers that own assets in desirable markets across the country, diversified both geographically and by property type.

Under normal market conditions, up to 35% of the Fund’s total assets may be invested in (i) non-convertible debt securities, (ii) mortgage backed securities such as mortgage pass-through certificates, real estate mortgage investment conduit (“REMIC”) certificates and collateralized mortgage obligations (“CMOs”), and (iii) cash or cash equivalents and investment grade, short-term securities including money market securities (“Temporary Investments”). The Fund may invest up to 25% of its total assets in foreign securities.

Because the Fund has not established any rating criteria for the debt securities in which it may invest, its assets may be invested in non-convertible debt securities, REMIC certificates and CMOs that are unrated or rated in the medium to low rating categories of nationally recognized statistical rating organizations.

Real Estate Related Securities

Although the Fund does not invest directly in real estate, it does invest primarily in equity securities of issuers that are principally engaged in the real estate industry and does have a policy of concentrating its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods,

2

earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investments in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company (“RIC”) due to certain income source requirements applicable to RICs under the Internal Revenue Code of 1986, as amended (the “Code”).

Real Estate Investment Trusts (“REITs”). REITs are a type of pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly or indirectly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like RICs, such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which it invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet various requirements under the Code in order to avoid entity level tax and to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and failing to maintain their exemptions from registration under the Investment Company Act. REITs are also subject to changes in the Code, including changes involving their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor’s Composite 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Mortgage-Backed Securities

The Fund may invest up to 35% of its total assets in mortgage backed securities. Mortgage backed securities in which the Fund invests include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage backed securities, and other types of mortgage backed securities that may be available in the future.

The Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and which are issued by United States governmental lenders or by private lenders and guaranteed by the United States Government or one of its agencies or instrumentalities, including but

3

not limited to the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). In general, Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are generally guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of scheduled principal and interest on the certificates. In general, Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Mortgage backed securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, United States Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specified adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. The Fund will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income thereon.

A REMIC is a pool of assets that qualifies for special tax treatment under the Code and consists of certain mortgages or deeds of trust primarily secured by interests in real property and other permitted investments. Investors may purchase “regular” and “residual” interests in REMIC trusts although the Fund does not intend to invest in “residual interests.”

Investing in mortgage-backed securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, since interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of mortgage-backed securities, such as those in which the Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their stated final distribution dates.

Prepayment rates on mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with mortgage-backed securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal of the mortgage-backed securities, it may receive a rate of interest that is lower than the rate on existing mortgage-backed securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of fixed income securities as a means of “locking in” interest rates.

4

Temporary Investments

The Fund reserves the right, as a temporary defensive measure, to hold up to 100% of its total assets in Temporary Investments. Under certain adverse investment conditions, the Fund may restrict the markets in which its assets will be invested and may increase the proportion of assets invested in Temporary Investments. Investments made for defensive purposes will be maintained only during periods in which the Manager determines that economic or financial conditions are adverse for holding or being primarily invested in equity securities. A portion of the Fund normally would be held in Temporary Investments in anticipation of investment in equity securities or to provide for possible redemptions.

Convertible Securities

Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a “Cash-Settled Convertible”) or (ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a “Manufactured Convertible”) or (iii) a synthetic security manufactured by another party.

The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, the Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right

5

to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

As indicated above, synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertible component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, Long Term Equity Appreciation Participation Securities (“LEAPS”), or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote the Fund’s objective than alternative investments. For example, the Manager may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event the Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed income securities outperform Treasury instruments.

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Warrants

The Fund may invest in warrants, which are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

Investment in Foreign Issuers

General. The Fund may invest up to 25% of its total net assets in the securities of foreign issuers. Investment in securities of foreign issuers involves certain risks not typically involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. Changes in foreign currency exchange rates will affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Certain foreign investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.

Public Information. Securities of foreign issuers may not be registered with the Commission, nor may the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about a foreign issuer than about a U.S. issuer and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers.

Trading Volume, Clearance and Settlement. Foreign financial markets, while generally growing in trading volume, typically have substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures. Delays in settlement could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Government Supervision and Regulation. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Depositary Receipts

The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued throughout the world which evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

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European Economic and Monetary Union

For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the “Maastricht Treaty”) set out a framework for the European Economic and Monetary Union (“EMU”) among the countries that comprise the European Union (“EU”). EMU established a single common European currency (the “euro”) that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. EMU took effect for the initial EMU participants on January 1, 1999. Certain securities issued in participating EU countries (beginning with government and corporate bonds) have been redenominated in the euro, and are listed, traded, and make dividend and other payments only in euros.

No assurance can be given that EMU will take effect, that the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country’s national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund’s investments in Europe generally or in specific countries participating in EMU. Gains or losses from euro conversion may be taxable to Fund shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

Derivatives

The Fund may use instruments referred to as “Derivatives.” Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the Standard & Poor’s Composite 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

The Fund may use Derivatives for hedging purposes. Hedging is a strategy in which a Derivative is used to offset the risk that other Fund holdings may decrease in value. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced.

Risk Factors in Derivatives

Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to the Fund.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of the investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

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Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund may use the following types of derivative instruments:

Futures — exchange-traded contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time. Futures involve leverage risk and may involve currency risk. Futures are discussed in more detail below.

Forwards — private contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time. Forwards involve credit risk and leverage risk, and may involve currency risk.

Options — exchange-traded or private contracts involving the right of a holder to deliver (a “put”) or receive (a “call”) certain assets (or a money payment based on the change of certain assets or an index) from another party at a specified price within a specified time period. Options involve leverage risk. Private options also involve credit risk and liquidity risk. Options may involve currency risk.

Additional information on these Derivatives is set forth in Appendix I to the Statement of Additional Information.

Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments the Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

The Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Risk Factors in Options, Futures and Currency Transactions.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Indexed and Inverse Securities

The Fund may invest in securities the potential return of which is based on an index. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index such as the prime rate. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index (that is, a security the value of which will move in the opposite direction of changes to an index). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve currency risk, leverage risk and liquidity risk. The Fund may invest in indexed and inverse securities for hedging purposes to enhance total return, or to vary the degree of portfolio leverage. When used for hedging purposes, indexed and inverse securities involve correlation risk.

Certain indexed and inverse securities may have the effect of providing investment leverage because the rate of interest or amount of principal payable increases or decreases at a rate that is a multiple of the changes in the relevant index. As a consequence, the market value of such securities may be substantially more volatile than the market values of other debt securities. The Fund believes that indexed and inverse securities may provide portfolio

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management flexibility that permits the Fund to seek enhanced returns, hedge other portfolio positions or vary the degree of portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions.

Investment in Other Investment Companies

The Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. In accordance with the Investment Company Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in the securities of any investment company. If the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

Other Investment Policies and Practices

Portfolio Transactions. Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund’s portfolio transactions. Since portfolio transactions may be effected on foreign securities exchanges, the Fund may incur settlement delays on certain of such exchanges. In executing portfolio transactions, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage and commissions or dealer spread), size of order, difficulty of execution, operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Manager generally seeks reasonably competitive fees, commissions or spreads, the Fund does not necessarily pay the lowest fee, commission or spread available. The Fund may invest in certain securities traded in the over-the-counter (“OTC”) market and, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Securities firms may receive brokerage commissions on certain portfolio transactions including futures, options and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Fund contemplates that, consistent with its policy of obtaining the best net results, it will place orders for transactions with a number of brokers and dealers, including Merrill Lynch, an affiliate of the Manager. Subject to obtaining the best price and execution, securities firms that provide supplemental investment research to the Manager, including Merrill Lynch, may receive orders for transactions by the Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Manager and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. See “Management of the Fund — Management and Advisory Arrangements.”

Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Affiliated persons of the Fund, and affiliated persons of such affiliated persons, may serve as the Fund’s broker in transactions conducted on an exchange and in OTC transactions conducted on an agency basis and may receive brokerage commissions from the Fund. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with the interpretations of the Commission staff. In addition, consistent with the Conduct Rules of the NASD, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch. Costs associated with transactions in foreign securities are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions.

The Fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are

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higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

Borrowing and Leverage. The Fund may borrow up to 33 1/3% of its total assets, taken at market value, but only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions (so as not to force the Fund to liquidate securities at a disadvantageous time) or to settle securities transactions. The Fund will not purchase securities at any time when borrowings exceed 5% of its total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income.

The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Manager in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Manager from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

The Fund at times may borrow from affiliates of the Manager, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions which (i) have, in the opinion of the Manager, substantial capital relative to the Fund’s exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. Under a repurchase agreement or a purchase and sale contract, the seller agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the price at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a

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default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. While the substance of purchase and sale contracts is similar to repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, management believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community. The Fund may not invest more than 15% of its net assets in repurchase agreements or purchase and sale contracts maturing in more than seven days together with all other illiquid investments.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Standby Commitment Agreements. The Fund may enter into standby commitment agreements. These agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. The Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of the Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Illiquid or Restricted Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take

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advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “Securities Act”). Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

144A Securities. The Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Board of Directors has determined to treat as liquid Rule 144A securities that are either (i) freely tradable in their primary markets offshore or (ii) non-investment grade debt securities which the Manager determines are as liquid as publicly-registered non-investment grade debt securities. The Board of Directors has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board of Directors will carefully monitor the Fund’s investments in these securities.

Securities Lending. The Fund may lend securities with a value not exceeding 33 1/3% of its total assets. In return, the Fund receives collateral in an amount equal to at least 100% of the current market value of the loaned securities in cash or securities issued or guaranteed by the U.S. Government. This limitation is a fundamental policy and it may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act. The Fund receives securities as collateral for the loaned securities and the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for the loaned securities, which increases the Fund’s yield. The Fund may receive a flat fee for its loans. The loans are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder’s, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

No Rating Criteria for Debt Securities. The Fund has not established any rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Securities rated in the medium to low rating categories of nationally recognized statistical rating organizations, such as Standard & Poor’s and Moody’s Investors Service, Inc. (“Moody’s”) and unrated securities of comparable quality (such lower rated and unrated securities are referred to herein as “high yield/high risk securities” or “junk bonds”) are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. In purchasing such securities, the Fund will rely on the Manager’s judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Manager will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. The Fund does not intend to purchase debt securities that are in default.

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The market values of high yield/high risk securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield/high risk securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield/high risk securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, service of debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield/high risk securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

High yield/high risk securities may have call or redemption features which would permit an issuer to repurchase the securities from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Fund and, consequently, dividends to shareholders.

The Fund may have difficulty disposing of certain high yield/high risk securities because there may be a thin trading market for such securities. To the extent that a secondary trading market for high yield/high risk securities does exist, it generally is not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain high yield/high risk securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. Market quotations generally are available on many high yield/high risk securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. The Fund’s Directors, or the Manager will consider carefully the factors affecting the market for high yield/high risk, lower rated securities in determining whether any particular security is liquid or illiquid and whether current market quotations are readily available.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield/high risk securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield/high risk securities are likely to affect adversely the Fund’s net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligations.

Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund’s investments will be limited, however, in order to qualify for the special treatment afforded “regulated investment companies” under the Code. See “Taxes.” To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer and (ii) with respect of 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund that elects to be classified as “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value may fluctuate to a greater extent that that of a diversified investment company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Suitability. The economic benefit from an investment in the Fund depends upon many factors beyond the control of the Fund, the Manager and its affiliates. Because of its emphasis on securities of issuers principally engaged in the real estate industry, the Fund should be considered as a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares of the Fund will depend upon, among other things, such investor’s investment objectives and ability to accept the risks of investing in such industry including the risk of a loss of principal.

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Investment Restrictions

In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted a number of fundamental and non-fundamental investment policies and restrictions. The fundamental policies and restrictions set forth below may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Unless otherwise provided, all references to the assets of the Fund below are in terms of current market value. Under the fundamental investment restrictions, the Fund may not:

1. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding issuers principally engaged in the real estate industry and the U.S. Government and its agencies and instrumentalities). For purposes of this restriction, states, municipalities and their political subdivisions are not considered part of any industry.

2. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed to be the making of investments for the purpose of exercising control or management.

3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements and purchase and sale contracts or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and this Statement of Additional Information, as they may be amended from time to time.

5. Issue senior securities to the extent such issuance would violate applicable law.

6. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

7. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under the non-fundamental investment restrictions, the Fund may not:

a. Purchase securities or other investment companies except to the extent permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(l)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales “against the box.”

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c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction.

d. Notwithstanding fundamental investment restriction (6) above, borrow money or pledge its assets, except that the Fund (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowings, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. However, at the present time applicable law prohibits the Fund from purchasing securities on margin. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund’s exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income. The Fund will not purchase securities while borrowings exceed 5% of its total assets.

Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Manager or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

The staff of the Commission has taken the position that purchased over-the counter (“OTC”) options and the assets used as cover from written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund’s existing OTC options on financial futures contracts, exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option form the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund’s shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

In addition, as a non-fundamental policy which may be changed by the Board of Directors and to the extent required by the Commission or its staff, the Fund will, for purposes of investment restriction (1), treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

As another non-fundamental policy, the Fund will not invest in securities that are (a) subject to material legal restrictions on repatriation of assets or (b) cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its net assets, taken at market value would be invested in cash securities.

Because of the affiliation of Merrill Lynch with the Manager, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See “Portfolio Transactions and Brokerage.” Without such an exemptive order the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

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Portfolio Turnover

The Manager will effect portfolio transactions without regard to the time the securities have been held, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, financial or economic conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions and the Fund’s portfolio turnover rate may vary greatly from year to year or during periods within a year. The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover may result in negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount. See “Dividends and Taxes.” High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne by the Fund.

MANAGEMENT OF THE FUND

Directors and Officers

The Board of Directors of the Fund consists of seven individuals, five of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Directors”). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Information about the Directors, executive officers and the portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

TERRY K. GLENN (60) — President and Director(1)(2) — Executive Vice President of the Manager and its affiliate, Fund Asset Management, L.P. (“FAM”) (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

JOE GRILLS (66) — Director(2)(3) — P.O. Box 98, Rapidan, Virginia 22733. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute (now associated with the Association of Financial Professionals) (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Incorporated (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 until 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and elected Vice Chairman in May 1998; Director, LaSalle Street Fund since 1995; Director, Hotchkis and Wiley Mutual Funds since 1996; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since December 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.

WALTER MINTZ (72) — Director(2)(3) — 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (investment partnership) since 1982.

ROBERT S. SALOMON, JR. (64) — Director(2)(3) — 106 Dolphin Cove Quay, Stamford, Connecticut 06902. Principal of STI Management (investment adviser) since 1994; Trustee, Commonfund since 1980; Chairman and CEO of Salomon Brothers Asset Management from 1992 until 1995; Chairman of Salomon Brothers equity mutual funds from 1992 until 1995; regular columnist with Forbes magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 until 1991.

MELVIN R. SEIDEN (70) — Director(2)(3) — 780 Third Avenue, Suite 2502, New York, New York 10017. Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.

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STEPHEN B. SWENSRUD (67) — Director(2)(3) — 88 Broad Street, 2nd Floor, Boston, Massachusetts 02110. Chairman of Fernwood Advisors (investment adviser) since 1996; Principal, Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (Manufacturing) since 1978; Director of International Mobile Communications, Inc. (Telecommunications) since 1998.

ROBERT C. DOLL, JR. (46) — Senior Vice President(1)(2) — First Vice President of the Manager and FAM since 2000 and Senior Vice President thereof from 1999 to 2000; Senior Vice President of Princeton Services since 1999; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

JAY L. WILLOUGHBY (42) — Senior Vice President and Portfolio Manager(1) — Senior Vice President of the Manager since 1997; Managing Director of AEW Capital Management, L.P. from 1995 to 1997; Partner and Portfolio Manager of the Crabbe Huson Group from 1988 to 1995.

DONALD C. BURKE (40) — Vice President and Treasurer(1)(2) — First Vice President of the Manager and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of the Manager and FAM from 1990 to 1997; Director of Taxation of the Manager since 1990.

ALLAN J. OSTER (37) — Secretary(1)(2) — Vice President of the Manager since 2000; Attorney with the Manager from 1999 to 2000; Associate with Drinker, Biddle & Reath LLP from 1996 to 1999; Senior Counsel with the U.S. Securities and Exchange Commission from 1991 to 1996.

(1)	Interested Person, as defined in the Investment Company Act, of the Fund.
(2)	Such Director or officer is a director, trustee or officer of certain other investment companies for which the Manager, or its affiliate FAM, acts as investment adviser or manager.
(3)	Member of the Fund’s Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

As of March 1, 2001, Messrs. Glenn, Grills and Willoughby owned an aggregate of 1.36% of the outstanding shares of the Fund, and the other Directors and officers (7 persons) owned no Fund shares. At such date, Mr. Glenn, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc. (“ML & Co.”).

Compensation of Directors

The Fund pays each non-interested Director a fee of $1,500 per year plus $250 per meeting attended. The Fund also compensates each member of the Audit and Nominating Committee (the “Committee”), which consists of all the non-interested Directors, at a rate of $1,500 per year plus $250 for each Committee meeting attended. The Fund reimburses each non-interested Director for his out-of-pocket expenses relating to attendance at Board and Committee meetings.

The following table shows the compensation earned by the non-interested Directors for the fiscal year ended December 31, 2000 and the aggregate compensation paid to them by all registered investment companies advised by the Manager and its affiliate, FAM (“MLIM/FAM-advised funds”), for the calendar year ended December 31, 2000.

Name	Position with Fund	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from Fund and Other MLIM/FAM- Advised Funds (1)
Joe Grills	Director	$5,000	None	None	$224,500
Walter Mintz	Director	$5,000	None	None	$184,000
Robert S. Salomon, Jr.	Director	$5,000	None	None	$184,000
Melvin R. Seiden	Director	$5,000	None	None	$184,000
Stephen B. Swensrud	Director	$5,000	None	None	$280,233

(1)	The Directors serve on the boards of MLAM/FAM-advised funds as follows: Joe Grills (32 registered investment companies consisting of 52 portfolios), Walter Mintz (17 registered investment companies consisting of 38 portfolios), Robert S. Salomon (17 registered investment companies consisting of 38 portfolios), Melvin R. Seiden (17 registered investment companies consisting of 38 portfolios), Stephen B. Swensrud (43 registered investment companies consisting of 90 portfolios).

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     Directors of the Fund may purchase Class A shares of the Fund at net asset value. See “Purchase of
Shares — Initial Sales Charge Alternatives — Class A and Class D Shares — Reduced Initial Sales
Charges — Purchase Privilege of Certain Persons.”

Management and Advisory Arrangements

Management Services. The Manager provides the Fund with investment advisory and management services. Subject to the supervision of the Directors, the Manager is responsible for the actual management of the Fund’s portfolio and constantly reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

Management Fee. The Fund has entered into an investment management agreement with the Manager (the “Management Agreement”), pursuant to which the Manager receives for its services to the Fund monthly compensation at the annual rate of 0.85% of the average daily net assets of the Fund. The table below sets forth information about the total investment advisory fees paid by the Fund to the Manager.

	Period	Investment Advisory Fee
	Fiscal year ended December 31, 2000	$370,558
	December 1, 1999 to December 31, 1999	$ 27,273
	Year ended November 30, 1999	$434,733
	December 26, 1997 (commencement of operations) to November 30, 1998	$544,585

The Manager has also entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) pursuant to which the Manager pays MLAM U.K. a fee for providing investment advisory services to the Manager with respect to the Fund in an amount to be determined from time to time by the Manager and MLAM U.K. but in no event in excess of the amount that the Manager actually receives for providing services to the Fund pursuant to the Management Agreement.

Payment of Fund Expenses. The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Manager. The Fund pays all other expenses incurred in the operation of the Fund, including among other things: taxes, expenses for legal and auditing services, costs of preparing, printing and mailing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by the Distributor; charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of non-interested Directors; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided for the Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse the Manager for the cost of certain additional accounting services. The Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

Organization of the Manager. The Manager is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

The following entities may be considered “controlling persons” of MLAM U.K.: Merrill Lynch Europe PLC (MLAM U.K.’s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

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Duration and Termination. Unless earlier terminated as described herein, the Management Agreement and Sub-Advisory Agreement will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by vote of the shareholders of the Fund.

Transfer Agency Services. Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as the Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per Class A or Class D account and $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

 Accounting Services. The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”), commencing January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund will pay for the cost of these services. The Manager provides certain additional accounting services to the Fund. The Fund reimburses the Manager for the cost of these services. For the fiscal years ended December 31, 1998, 1999, and 2000, and for the period from December 1, 1999 to December 31, 1999, the Manager provided accounting services to the Fund at its cost in connection with such services and the Fund reimbursed the Manager $52,413, $55,850, $50,077 and $2,090 respectively, for such services.

Distribution Expenses. The Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

The Board of Directors of the Fund has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund, the Manager, the Sub-Adviser and the Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

PURCHASE OF SHARES

Reference is made to “How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also

20

known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges (“CDSCs”), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See “Shareholder Services — Exchange Privilege.”

Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by the Manager or FAM. Funds advised by the Manager or FAM that utilize the Merrill Lynch Select PricingSM System are referred to herein as “Select Pricing Funds.”

The Fund or the Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor, the dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives — Class A and Class D Shares

Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

The term “purchase,” as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall

21

not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class A Investors

Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Manager or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLIM/FAM-advised investment companies. Certain persons who acquired shares of certain MLIM/FAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions are met. In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other Select Pricing Funds.

The following table sets forth information regarding Class A and Class D sales charge information.

Class A and Class D Sales Charge Information

	Class A Shares
	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDSCs Received on Redemption of Load-Waived Shares
For the Fiscal Year Ended December 31, 2000	$0	$0	$0	$0
For the Period December 1, 1999 to December 31, 1999	$0	$0	$0	$0
For the Year Ended November 30, 1999	$8	$0	$8	$0
For the Period December 26, 1997 (commencement of operations) to November 30, 1998	$0	$0	$0	$0

	Class D Shares
	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDSCs Received on Redemption of Load-Waived Shares
For the Fiscal Year Ended December 31, 2000	$ 61,781	$5,332	$ 56,449	$ 0
For the Period December 1, 1999 to December 31, 1999	$ 36,662	$3,134	$ 33,528	$ 0
For the Year Ended November 30, 1999	$ 61,368	$3,277	$ 58,091	$1,347
For the Period December 26, 1997 (commencement of operations) to November 30, 1998	$225,333	$3,800	$221,533	$ 0

22

The Distributor may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

Reductions in or exemptions from the imposition of a sales charge are due to the nature of the investor and/or the reduced sales efforts that will be needed to obtain such investments.

Reinvested Dividends. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends.

Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser’s combined holdings of all classes of shares of the Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser’s securities dealer and other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund’s Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

TMASM Managed Trusts. Class A shares are offered at net asset value to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

23

Employee AccessSM Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee AccessSM Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer- sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at 1-800-237-7777.

Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLIM/FAM advised investment companies, ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes MLIM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund’s suitability standards.

Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Consultant’s previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated (“notice”) if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

Acquisition of Certain Investment Companies. Class D shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Class A or Class D shares of the Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Manager from time to time.

Deferred Sales Charge Alternatives — Class B and Class C Shares

Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

24

Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor’s dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See “Pricing of Shares — Determination of Net Asset Value” below.

Contingent Deferred Sales Charges — Class B Shares

Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the four-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

The following table sets forth the Class B CDSC:

Year Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge
0-1	4.0%
1-2	3.0%
2-3	2.0%
3-4	1.0%
4 and thereafter	None

To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

The Class B CDSC may be waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account (“IRA”) or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably promptly following completion of probate. The Class B CDSC also may be waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC may also be waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC may also be waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC may also be waived or its terms may be modified in connection with certain fee-based programs. The Class B CDSC may also be waived in connection with involuntary termination of an account in which Fund shares are held or for withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See “Shareholder Services — Fee-Based Programs” and "— Systematic Withdrawal Plan.”

25

Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer- sponsored retirement or savings plans and certain other arrangements may purchase Class B shares with a waiver of the CDSC upon redemption, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any Select Pricing Fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at 1-800-237-7777.

Conversion of Class B Shares to Class D Shares. After approximately eight years (the “Conversion Period”), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See “Shareholder Services — Fee-Based Programs.”

Class B shareholders of the Fund exercising the exchange privilege described under “Shareholder Services — Exchange Privilege” will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

Contingent Deferred Sales Charges — Class C Shares

Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See “Shareholder Services — Fee-Based Programs” and "— Systematic Withdrawal Plan.”

26

Class B and Class C Sales Charge Information

	Class B Shares*
	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
For the Fiscal Year Ended December 31, 2000	$128,753	$128,753
For the Period December 1, 1999 to December 31, 1999	$ 25,868	$ 25,868
For the Year Ended November 30, 1999	$209,054	$209,054
For the Period December 26, 1997 (commencement of operations) to November 30, 1998	$137,504	$137,504

*	Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder’s participation in certain fee-based programs.
	Class C Shares
	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
For the Fiscal Year Ended December 31, 2000	$ 491	$ 491
For the Period December 1, 1999 to December 31, 1999	$ 1,504	$ 1,504
For the Year Ended November 30, 1999	$ 9,192	$ 9,192
For the Period December 26, 1997 (commencement of operations) to November 30, 1998	$15,828	$15,828

Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers or other financial intermediaries (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer’s own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the National Association of Securities Dealers, Inc. (“NASD”) asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Closed-End Fund Reinvestment Options

Class A Shares of the Fund (“Eligible Class A Shares”) are offered at net asset value to holders of the common stock of certain closed-end funds advised by the [Manager/Investment Adviser] or [FAM/MLIM] who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of such shares in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, holders of the common stock of closed-end funds who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of those shares may purchase Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund (“Eligible Class D Shares”) at net asset value if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in that fund’s initial public offering or represent dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the reinvestment option.

Subject to the conditions set forth below, shares of the Fund are offered at net asset value to holders of the common stock of certain MLIM/FAM-advised continuously offered closed-end funds who wish to reinvest the net proceeds from a sale of such shares. Upon exercise of this reinvestment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund, shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. will receive Class C shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income

27

Municipal Bond Fund, Inc. who already own Class A shares of the Fund may be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met.

In order to exercise this reinvestment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an “eligible fund”) must sell his or her shares of common stock of the eligible fund (the “eligible shares”) back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund’s prospectus) is applicable. Purchase orders from eligible fund shareholders who wish to exercise this reinvestment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of shares of the Fund on such day. The Class C CDSC may be waived upon redemption of Class C shares purchased by an investor pursuant to this closed-end fund reinvestment option. Such waiver is subject to the requirement that the investor have held the tendered shares for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed-end fund.

Distribution Plans

Reference is made to “Fees and Expenses” in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a “Distribution Plan”) with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

The Distribution Plans for Class B and Class C shares each provides that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial consultants or other financial intermediaries for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through selected securities dealers and other financial intermediaries without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants, selected securities dealers or other financial intermediaries in connection with the sale of the Class B and Class C shares.

The Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1

28

further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans annually, as of December 31 of each year, on a “fully allocated accrual” basis and quarterly on a “direct expense and revenue/cash” basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.

As of December 31, 1999, the last date for which fully allocated accrual data is available, the fully allocated accrual expenses of the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded fully allocated accrual revenues by approximately $(962,000) (4.02% of Class B net assets at that date). As of December 31, 2000, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $590,482 (3.25% of Class B net assets at that date). As of December 31, 1999, the fully allocated accrual expenses of the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded the fully allocated accrual revenues by approximately $(18,000) (.37% of Class C net assets at that date). As of December 31, 2000, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $161,935 (3.48% of Class C net assets at that date).

For the fiscal year ended December 31, 2000, the Fund paid the Distributor $200,278 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $20.1 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended December 31, 2000, the Fund paid the Distributor $46,856 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $4.7 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended December 31, 2000, the Fund paid the Distributor $27,843 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $11.2 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

Limitations on the Payment of Deferred Sales Charges

The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) in connection with the Class B shares is 6.75% of eligible gross sales. The

29

Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

The following tables set forth comparative information as of December 31, 2000 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor’s voluntary maximum.

	Data Calculated as of December 31, 2000
	(in thousands)
	Eligible Gross Sales (1)	Allowable Aggregate Sales Charge (2)	Allowable Interest on Unpaid Balance(3)	Maximum Amount Payable	Amounts Previously Paid to Distributor(4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)
Class B Shares for the period December 26, 1997 (commencement of operations) to December 31, 2000
Under NASD Rule as Adopted	$61,547	$3,931	$951	$4,882	$1,300	$3,582	$136
Under Distributor’s Voluntary Waiver	$61,547	$3,847	$308	$4,154	$1,300	$2,855	$136
Class C Shares for the period December 26, 1997 (commencement of operations) to December 31, 2000
Under NASD Rule as Adopted	$15,482	$1,041	$242	$1,283	$ 187	$1,096	$ 35

(1)	Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2)	Includes amounts attributable to exchanges from Summit Cash Reserves Fund (“Summit”) which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the “redeemed fund”). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.
(3)	Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(4)	Consists of CDSC payments, distribution fee payments and accruals. See “Fees and Expenses” in the Prospectus. Of the distribution fee payments made with respect to Class B shares prior to July 6, 1993 under the distribution plan in effect at that time, at a 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See “Key Facts — Fees and Expenses” in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder’s participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFASM) Program (the “MFA Program”). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.
(5)	Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

30

REDEMPTION OF SHARES

Reference is made to “How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the New York Stock Exchange (the “NYSE”) is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the market value of the securities held by the Fund at such time.

The Fund has entered into a joint committed line of credit with other investment companies advised by the Manager and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

Redemption

A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent’s register; and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as, but not limited to, UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of

31

record, funds are to be wired to the client’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address on the account has changed within the last 30 days or share certificates have been issued on the account.

Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will usually not exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

Repurchase

The Fund also will repurchase Fund shares through a shareholder’s listed selected securities dealer or other financial intermediary. The Fund normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the dealer or other financial intermediary prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), and such request is received by the Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day’s closing price.

The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch, selected securities dealers or other financial intermediaries may charge customers a processing fee (Merrill Lynch currently charges $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem Fund shares as set forth above.

Reinstatement Privilege — Class A and Class D Shares

Shareholders who have redeemed their Class A or Class D shares of the Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor’s Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

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PRICING OF SHARES

Determination of Net Asset Value

Reference is made to “How Shares are Priced” in the Prospectus.

The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and Distributor, are accrued daily.

The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Directors as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Directors.

Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that will not be reflected in the computation of the Fund’s net asset value.

33

Computation of Offering Price Per Share

An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund’s net assets and number of shares outstanding on December 31, 2000 is set forth below.

	As of December 31, 2000
	Class A	Class B	Class C	Class D
Net Assets	$7,363,516	$18,081,598	$4,634,388	$13,349,605
Number of Shares Outstanding	949,175	2,326,852	597,037	1,720,019

Net Asset Value Per Share (net assets divided by number of shares outstanding)	7.76	7.77	7.76	7.76

Sales Charge (for Class A and Class D shares: 5.25% of offering price; 5.54% of net asset value per share)*	.43	**	**	.43

Offering Price	$ 8.19	$ 7.77	$ 7.76	$ 8.19

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Purchase of Shares — Deferred Sales Charge Alternatives — Class B and Class C Shares” herein. Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions in Portfolio Securities

Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any broker or group of brokers or dealers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk in positioning a block of securities. While the Manager generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Manager may select a broker based upon brokerage or research services provided to the Manager and its clients, including the Fund. The Manager may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, such as the Manager, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Manager believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation of investments. Examples of research-oriented services for which the Manager might utilize Fund commissions include research

34

reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for the Manager’s individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Fund to the Manager are not reduced as a result of the Manager’s receipt of research services.

In some cases the Manager may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Manager makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Manager will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Manager faces a potential conflict of interest, but the Manager believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Manager with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Directors of the Fund and subject to best execution, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

Information about brokerage commissions paid by the Fund including commissions paid to Merrill Lynch, is set forth in the following table:

	Aggregate Brokerage Commissions Paid	Commissions Paid to Merrill Lynch
For the Fiscal Year Ended December 31, 2000	$127,753	$ 5,428
For the Period December 1, 1999 to December 31, 1999	$ 22,400	$ 250
For the Year Ended November 30, 1999	$169,260	$ 5,450
For the Period December 26, 1997 (commencement of operations) to November 30, 1998	$425,338	$31,651

For the fiscal year ended December 31, 2000, the brokerage commissions paid to Merrill Lynch represented 4.25% of the aggregate brokerage commissions paid and involved 5.12% of the Fund’s dollar amount of transactions involving payment of commissions during the year.

Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, in connection with such transactions. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which

35

Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

The Board of Directors of the Fund has considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund to the Manager. After considering all factors deemed relevant, the Board of Directors made a determination not to seek such recapture. The Board will reconsider this matter from time to time.

Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund. Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Manager or FAM.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Manager or an affiliate when one or more clients of the Manager or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Manager or an affiliate act as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

SHAREHOLDER SERVICES

The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor or Merrill Lynch, a selected securities dealer or other financial intermediary.

Investment Account

Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch, a selected securities dealer or other financial intermediary. Upon the transfer of shares out of a Merrill Lynch brokerage account, or an account maintained with, a selected securities dealer or other financial intermediary, an Investment Account in the transferring shareholder’s name may be opened automatically at the Transfer Agent.

Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

36

Shareholders may transfer their Fund shares from Merrill Lynch, a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary that has entered into an agreement with the Distributor. Certain shareholder services will not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer or other financial intermediary to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for the benefit of the shareholder whether the securities dealer or other financial intermediary has entered into a selected dealer agreement or not.

Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from Merrill Lynch to another securities dealer or other financial intermediary should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares, paying any applicable CDSC, so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

Exchange Privilege

U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund (“Summit”), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated as available for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

Exchanges of Class A and Class D Shares. Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

Exchanges of Class A or Class D shares outstanding (“outstanding Class A or Class D shares”) for Class A or Class D shares of other Select Pricing Funds or for Class A shares of Summit (“new Class A or Class D shares”) are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the “sales charge previously paid” shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

37

Exchanges of Class B and Class C Shares. Certain Select Pricing Funds with Class B or Class C shares outstanding (“outstanding Class B or Class C shares”) offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit (“new Class B or Class C shares”) on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is “tacked” to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B or Class C shares of the Fund for those of Merrill Lynch Small Cap Value Fund, Inc. (“Small Cap Value Fund”) after having held the Fund’s Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Small Cap Value Fund and receive cash. There will be no CDSC due on this redemption, since by “tacking” the two and a half year holding period of Fund Class B shares to the three-year holding period for the Small Cap Value Fund Class B shares, the investor will be deemed to have held the Small Cap Value Fund Class B shares for more than five years.

Exchanges for Shares of a Money Market Fund. Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.

Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged Select Pricing Fund shares for such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares received in exchange for such money market fund shares will be aggregated with the holding period for the original Select Pricing Fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

Exchanges by Participants in the MFA Program. The exchange privilege is modified with respect to certain retirement plans which participate in the MFA Program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA Program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA Program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be “tacked” to the holding period for the Class B or Class C shares originally held. The Fund’s exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then, any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge

38

previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA Program.

Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealer or other financial intermediary. The Fund reserves the right to require a properly completed Exchange Application.

Telephone exchange requests are also available in accounts held with the Transfer Agent for amounts up to $50,000. To request an exchange from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be from the shareholder of record. Before telephone requests will be honored, signature approval from all shareholders of record must be obtained. The shares being exchanged must have been held for at least 15 days. Telephone requests for an exchange will not be honored in the following situations: the accountholder is deceased, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced or the address on the account has changed within the last 30 days. Telephone exchanges may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

Certain fee-based programs offered by Merrill Lynch and other financial intermediaries, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another financial intermediary, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Transfer Agent at 1-800-MER-FUND or 1-800-637-3863.

Retirement and Education Savings Plans

Individual retirement accounts and other retirement and education savings plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. There may be fees associated with investing through these plans. Merrill Lynch may charge an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available on request from Merrill Lynch.

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Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Different tax rules apply to Roth IRA plans and education savings plans. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder’s securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund’s Automatic Investment Plan. Under the Automatic Investment Plan, the Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. For investors who buy shares of the Fund through Blueprint, no minimum charge to the investor’s bank account is required. Alternatively, an investor that maintains a CMA® or CBA® account may arrange to have periodic investments made in the Fund in amounts of $100 ($1 or more for retirement accounts) or more through the CMA® or CBA® Automated Investment Program.

Automatic Dividend Reinvestment Program

Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund determined after the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

Shareholders may, at any time, elect to have subsequent dividends paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). If the shareholder’s account is maintained with the Transfer Agent, he or she may contact the Transfer Agent in writing or by telephone (1-800-MER-FUND). For other accounts, the shareholder should contact his or her Merrill Lynch Financial Consultant, selected securities dealer or other financial intermediary. Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.

Systematic Withdrawal Plan

A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value as determined after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined after the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder’s systematic withdrawal plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

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With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See “Purchase of Shares — Deferred Sales Charge Alternatives — Contingent Deferred Sales Charges — Class B and Class C Shares.” Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. See “Purchase of Shares — Deferred Sales Charge Alternatives — Conversion of Class B Shares to Class D Shares.” If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Merrill Lynch Financial Consultant.

Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

Alternatively, a shareholder whose shares are held within a CMA®, CBA® or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA® or CBA® Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder’s account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA® or CBA® Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA® or CBA® Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

DIVIDENDS AND TAXES

Dividends

The Fund intends to distribute substantially all of its net investment income, if any. Dividends from such investment income will be paid at least annually. All net realized capital gains, if any, are distributed to the Fund’s shareholders at least annually. A portion of the Fund’s quarterly distributions may also include a return of capital. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Shareholders may elect in writing to receive any such dividends or other distributions in cash. Premiums from expired call options written by the Fund and net gains from closing purchase transactions will be treated as short-term capital gains to the Fund for Federal income tax purposes. See “Shareholder Services — Automatic Dividend Reinvestment Plan” for information concerning the manner in which dividends may be reinvested automatically in shares of the Fund. A shareholder may also elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as described below, whether they are invested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class D shares will be lower than the per share dividends on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See “Pricing of Shares — Determination of Net Asset Value.”

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Taxes

The Fund intends to continue to qualify for the special tax treatment afforded RICs under the Code. As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and Class D shareholders (together, the “shareholders”). The Fund intends to distribute substantially all of such income.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general on a October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Dividends paid by the Fund from its ordinary income or from an excess of net short term capital gains over net long-term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in options, futures and warrants) (“capital gain dividends”) are taxable to shareholders as long-term gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. A certain portion of distributions paid by the Fund may constitute a return of capital rather than taxable ordinary income or capital gains. Distributions in excess of the Fund’s earnings and profits will first be treated as a tax free return of capital and reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above.

Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund’s ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder’s basis in the Class D shares acquired will be the same as such shareholder’s basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

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Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the U.S. withholding tax.

Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The Fund may invest up to 10% of its total assets in securities of other investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company (“PFIC”) for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the “interest charge”), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, the Fund could elect to “mark to market” at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent it did not exceed prior increases. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs.

The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield/high risk securities”), as described above. Some of these high yield/high risk securities may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield/high risk securities may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield/high risk securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

The Fund may make investments that produce taxable income which is not matched by a corresponding receipt of cash or an offsetting loss deduction. Such investments would include obligations that have original issue discount, that accrue discount and obligations which are subordinated in the mortgage-backed securities structure. Such taxable income would be treated as income earned by the Fund and would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding receipt of cash by the Fund or an offsetting loss deduction, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to shareholders. The Fund intends to make sufficient and timely distributions to shareholders to qualify for the special tax treatment afforded RICs at all times.

Tax Treatment of Options, Futures and Forward Foreign Exchange Contracts

The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated

43

as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

Code Section 1092, which applies to certain “straddles,” may affect the taxation of the Fund’s sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and closing transactions in options, futures and forward foreign exchange contracts.

Special Rules for Certain Foreign Currency Transactions

In general, gains from “foreign currencies” and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from future contracts that are not “regulated futures contracts” and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder’s Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder’s basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Ordinary income and capital gain dividends may also be subject to state and local taxes.

Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in the Fund.

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PERFORMANCE DATA

From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund’s historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. The Fund’s total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

Set forth in the tables below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charges)
One Year Ended December 31, 2000	11.15%	12.04%	15.12%	10.88%
Inception (December 26, 1997) to December 31, 2000	(5.12)%	(4.67)%	(4.41)%	(5.35)%

Total return figures are based on the Fund’s historical performance and are not intended to indicate future performance. The Fund’s total return will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC, in the case of Class B or Class C shares applicable to certain investors, as described under “Purchase of Shares,” the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC, and therefore may reflect

45

greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

On occasion, the Fund may compare its performance to various indices, including the Standard & Poor’s 500 Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. (“Morningstar”), CDA Investment Technology, Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine and Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, from time to time the Fund may include the Fund’s Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period.

The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period.

GENERAL INFORMATION

Description of Shares

The Fund was incorporated under Maryland law on September 24, 1997. It has an authorized capital of 400,000,000 shares of Common Stock, par value $.10 per share, divided into four classes designated Class A, Class B, Class C and Class D Common Stock, each consisting of 100,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such expenditures. The Fund may issue additional classes or shares if the Board of Directors deems such issuance to be in the best interests of the Fund. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders, except for any expenses which may be attributable only to one class. Shares have no preemptive or conversion rights. The rights of redemption and exchange are described elsewhere herein and in the Prospectus. Shares are fully paid and nonassessable by the Fund.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Also, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of at least 25% of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share of Class A, Class B, Class C and Class D Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates will be issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case.

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The Manager provided the initial capital for the Fund by purchasing 10,000 shares of common stock of the Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. The organizational expenses of the Fund (estimated at approximately $141,000) were paid by the Fund and are being amortized over a period not exceeding five years. The proceeds realized by the Manager upon the redemption of any of the shares initially purchased by it will be reduced by the proportional amount of the unamortized organizational expenses which the number of such initial shares being redeemed bears to the number of shares initially purchased.

Independent Auditors

Deloitte & Touche LLP, Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the non-interested Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

Accounting Services Provider

State Street Bank and Trust Company, 500 College Road East, Princeton, NJ 08540, provides certain accounting services for the Fund.

Custodian

The Bank of New York (the “Custodian”), 100 Church Street, New York, New York 10286, (the “Custodian”) acts as the Custodian of the Fund’s assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Transfer Agent

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund’s transfer agent (the “Transfer Agent”). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “Management of the Fund — Transfer Agency Services” in the Prospectus.

Legal Counsel

Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

Reports to Shareholders

The fiscal year of the Fund ends on December 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund’s portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends.

Shareholder Inquiries

Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

Under a separate agreement, ML & Co. has granted the Fund the right to use the “Merrill Lynch” name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use

47

of such name to any other company, and the Fund has granted ML & Co., under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

To the knowledge of the Fund, the following persons or entities owned beneficially or of record 5% or more of any class of the Fund’s shares as of March 1, 2001.

Name	Address	Percent of Class
Merrill Lynch Trust Company Trustee FBO MLRAP Plan Investment Account Attn: East Region Acct: 899-39P10	P.O. Box 30532 New Brunswick, NJ 08989-0532	16.19% of Class A

Merrill Lynch Trust Company Trustee FBO MLSIP Investment Account Attn: East Region Acct: 899-39X10	P.O. Box 30532 New Brunswick, NJ 08989-0532	35.30% of Class A

(1)	Merrill Lynch Trust Company is the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as trustee.

FINANCIAL STATEMENTS

The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2000 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-637-3863 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

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APPENDIX I

INVESTMENT PRACTICES INVOLVING THE USE OF OPTIONS, FUTURES AND FOREIGN EXCHANGE

The Fund is authorized to engage in certain investment practices involving the use of options, futures and foreign exchange, as described below. Such instruments, which may be regarded as derivatives, are referred to collectively herein as “Strategic Instruments.”

Options on Securities and Securities Indices

Purchasing Options. The Fund is authorized to purchase put options on securities held in its portfolio or securities indices the performance of which is substantially correlated with securities held in its portfolio. When the Fund purchases a put option, in consideration for an up-front payment (the “option premium”), the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the “exercise price”) on or before a specified date (the “expiration date”), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund’s risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option’s expiration date. In the event the market value of the portfolio holdings underlying the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put.

The Fund is also authorized to purchase call options on securities it intends to purchase or securities indices the performance of which substantially correlates with the performance of the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium, the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an “anticipatory hedge”). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium.

The Fund may also purchase put or call options in connection with closing out put or call options it has previously sold.

Writing Options. The Fund is authorized to write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which is substantially correlated with securities held in its portfolio. When the Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium and will realize a greater return than would have been realized on the underlying securities alone. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding.

The Fund may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium, the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount on any decline in a specified securities index below a specified level on or before the expiration

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date, in the case of an option on a securities index. The Fund may write put options to earn income through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its right under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund is using the put as an anticipatory hedge or is writing the put in connection with trading strategies involving combinations of options, for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a “spread”).

The Fund is also authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

Other than with respect to closing transactions, the Fund will only write call or put options that are “covered.” A put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in “Risk Factors in Options, Futures and Currency Instruments” below. A call option will be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities which substantially replicate the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

Types of Options. The Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater risk of counterparty default. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Investments” below.

Futures

The Fund may engage in transactions in futures and, including stock index futures and financial futures contracts, options thereon. Financial futures contracts are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of a commodity at a specified future date at a specified price. Stock index futures contracts are similar to other futures contracts except that they do not require actual delivery of securities but instead result in cash settlement based on the difference in value of the index between the time the contract was entered into and the time of its settlement.

No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

The sale of a futures contract for hedging purposes limits the Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract as an anticipatory hedge may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction in a futures contract, however, the Fund may realize a loss relating to the futures position.

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The Fund will limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a “commodity pool” under regulations of the Commodity Futures Trading Commission.

Foreign Exchange Transactions

The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for the purpose of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions for the purpose of hedging either a specific transaction or a portfolio position. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis.

The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “Futures” above.

The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments” below.

When entering into a transaction in a Currency Instrument, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). The Fund will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrably high correlation between the currency in which the cross-hedge is denominated and the currency being hedged and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

Risk Factors in Hedging Foreign Currency Risks. While the Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses, and lower its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur. It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price or (ii) the currency exchange rate

I-3

movement relates to a market with respect to which Currency Instruments are not available (such as certain developing markets) and it is not possible to engage in effective foreign currency hedging.

Risk Factors in Options, Futures and Currency Instruments

Use of Strategic Instruments for hedging purposes involves the risk of imperfect correlation in movements in the value of the Strategic Instruments and the value of the instruments being hedged. If the value of the Strategic Instruments moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

The Fund intends to enter transactions involving Strategic Instruments only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Strategic Instrument or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Strategic Instrument without incurring substantial losses, if at all.

Certain transactions in Strategic Instruments (e.g., forward foreign exchange transactions, futures transactions, sales of put options) may expose the Fund to potential losses which exceed the amount originally invested by the Fund in such instruments. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments

Certain Strategic Instruments traded in OTC markets, including OTC options, may be substantially less liquid than other instruments in which the Fund may invest. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets underlying written OTC options are illiquid securities. The Fund has therefore adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the securities underlying OTC call options currently outstanding which have been sold by the Fund and margin deposits on the Fund’s outstanding OTC options exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are deemed to be illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a dealer in U.S. government securities recognized as a “primary dealer” by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying security minus the option’s exercise price).

Because Strategic Instruments traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Strategic Instruments traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

Additional Limitations on the Use of Strategic Instruments

The Fund may not use any Strategic Instrument to gain exposure to an asset or class of assets that it would be prohibited from purchasing directly by its investment restrictions.

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APPENDIX II

RATINGS OF FIXED INCOME SECURITIES

Description of Moody’s Investors Services, Inc.’s (“Moody’s”) Corporate Ratings

Aaa	Bonds which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper- medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated “Baa” are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principle payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s makes no representation that rated bank or insurance company obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

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Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime. Issuers rated Not Prime do not fall within any of the Prime rating categories.

If any issuer represents to Moody’s that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Description of Moody’s Preferred Stock Ratings

Because of the fundamental differences between preferred stocks and bonds, a variation of our familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

Preferred stock rating symbols and their definitions are as follows:

aaa	An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	An issue which is rated “aa” is considered to be a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a	An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

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ba	An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b	An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated “caa” is likely to be in arrears on dividends payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Description of Standard & Poor’s (“Standard & Poor’s”) Corporate Debt Ratings

A Standard & Poor’s corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The debt rating is not recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on the obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation; and

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	Debt rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	Debt rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	Debt rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet is financial commitment on the obligation.

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

II-3

BB	Debt rated “BB” is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	Debt rated “B” is more vulnerable to non-payment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	Debt rated “CCC” is currently vulnerable to non-payment, and is dependent upon favorable business, financial, or economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	The rating “CC” is currently highly vulnerable to non-payment.

C	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D	The “D” rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred - and not where a default is only expected. Standard & Poor’s changes ratings to “D” either:

•	On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and Standard & Poor’s believes that a payment will be made, in which case the rating can be maintained; or

•	Upon voluntary bankruptcy filing or similar action. An exception is made if Standard & Poor’s expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a “D” rating.

An issuer credit rating (also known as a corporate credit rating, counterparty credit rating, natural rating, senior implied rating, or default risk rating) is changed to “N.M.” (for “not meaningful”) upon:
•	The first occurrence of a payment default on any financial obligation, rated or unrated, other than a financial obligation subject to a bona fide commercial dispute. (In this context, preferred stock is not considered to be a financial obligation. Thus, a missed preferred stock dividend does not necessarily mean that the issuer credit rating is changed to “N.M.”)
•	A voluntary bankruptcy filing by the issuer, or similar action - even if the issuer continues debt service payments on some financial obligations; or
•	Seizure of a rated bank by a regulator or placement of an insurer under regulatory supervision owing to its financial condition. Such regulatory actions imply substantial uncertainty about the issuer’s ability to continue meeting financial obligations. (An insurer’s claims-paying ability rating would go to “R” if the insurer were placed under regulatory supervision because of its financial condition.)

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R. indicates not rated.

Debt obligations of issuers outside the United States and its territories are rated on he same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA”, “AA”, “A”, “BBB”, commonly known as “investment grade” ratings) are generally regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries in general.

II-4

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1	A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet is financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information or based on other circumstances.

Description of Standard & Poor’s Preferred Stock Ratings

A Standard & Poor’s preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

A preferred stock rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

II-5

The ratings are based on the following considerations:

I.	Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

II.	Nature of, and provisions of, the issue;

III.	Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ right.

AAA	This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA	A preferred stock issue, rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A	An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB	An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB B CCC	Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C	A preferred stock rated C is a non paying issue.

D	A preferred stock rated D is a nonpaying issuer with the issuer in default on debt instruments.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

II-6

Code #19018-03-01

PART C. OTHER INFORMATION

Item 23. Exhibits.

Exhibit Number
	1(a)	—	Articles of Incorporation of the Registrant, dated September 23, 1997.(a)
	2	—	By-Laws of the Registrant.(b)
	3(a)	—	Portions of the Articles of Incorporation, as amended and supplemented, and By-Laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.(c)
	4(a)	—	Form of Management Agreement, as amended, between the Registrant and Merrill Lynch Investment Managers, L.P.(b)
	(b)	—	Form of Sub-Advisory Agreement between Merrill Lynch Investment Managers L.P. and Merrill Lynch Asset Management U.K. Limited.(b)
	5(a)	—	Form of Distribution Agreement between the Registrant and FAM Distributors, Inc. (the “Distributor”).(g)
	6	—	None.
	7	—	Form of Custody Agreement between the Registrant and The Bank of New York.(b)
	8(a)	—	Form of Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc.(b)
	(b)	—	Agreement between Merrill Lynch & Co., Inc. and Registrant relating to Registrant’s use of Merrill Lynch name.(b)
	(c)	—	Amended and Restated Credit Agreement between the Registrant and a syndicate of Banks.(e)
	(d)	—	Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(i)
	9	—	Opinion of Brown & Wood LLP, counsel to the Registrant.(b)
	10	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
	11	—	None.
	12	—	Certificate of Merrill Lynch Asset Management, L.P.(b)
	13(a)	—	Form of Amended and Restated Class B Distribution Plan.(h)
	(b)	—	Form of Amended and Restated Class C Distribution Plan.(h)
	(c)	—	Form of Amended and Restated Class D Distribution Plan.(h)
	14	—	Merrill Lynch Select Pricing SM System Plan pursuant to Rule 18f-3.(d)
	15	—	Code of Ethics.(f)

(a)	Filed on September 30, 1997 as an Exhibit to the Registrant’s Registration Statement on Form N-1A (File No. 333-36721) under the Securities Act of 1933, as amended (the “Registration Statement”).
(b)	Filed on November 12, 1997, as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.
(c)	Reference is made to Articles IV, V (Sections 3, 5, 6 and 7), VI, VII and IX of the Registrant’s Articles of Incorporation filed as Exhibit 1 to the Registration Statement; and to Articles II, III (Sections 1, 3, 5 and 6), VI, VII, XIII and XIV of the Registrant’s By-Laws, filed as Exhibit 2 to the Registration Statement.
(d)	Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996 relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).
(e)	Incorporated by reference to Exhibit (b) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-15973), filed on December 1, 2000.
(f)	Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (File No. 33-50417), filed on November 22, 2000.
(g)	Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of Merrill Lynch Adjustable Rate Securities Fund, Inc. (File No. 33-40332), filed on July 5, 2000.
(h)	Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Merrill Lynch Adjustable Rate Securities Fund, Inc. (File No. 33-40332), filed on September 28, 2000.
(i)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001.

Item 24. Persons Controlled by or Under Common Control with Registrant.

The Registrant is not controlled by or under common control with any other person.

C-1

Item 25. Indemnification.

Reference is made to Article VI of the Registrant’s Articles of Incorporation, Article VI of the Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreements.

Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the “Investment Company Act”) may be concerned, Article VI of the Registrant’s By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it is ultimately determined that the standard of conduct has not been met; and (ii) (a) such promise must be secured by a security for the undertaking in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising by receipt by the advance, or (c) a majority of a quorum of the Registrant’s disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Manager.

Merrill Lynch Investment Managers, L.P. (“MLIM” or “Manager”), acts as the investment adviser for the following open-end registered investment companies: Global Financial Services Master Trust, Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch Equity Income Fund, Merrill Lynch Euro Fund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Short Term U.S. Government Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities & Telecommunications Fund, Inc. and Merrill Lynch Variable Series Funds, Inc. The Asset Program, Inc. and The S&P 500® Protected Equity Fund, Inc.; and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLIM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

C-2

Fund Asset Management, L.P. (“FAM”), an affiliate of the Manager, acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Financial Institutions Series Trust, Fund Asset Management Master Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Internet Strategies Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, Mercury Global Holdings, Inc., Mercury HW Funds, Mercury HW Variable Trust, Merrill Lynch Bond Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Investment Managers Funds, Inc., Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch World Income Fund, Inc., The Asset Program, Inc., The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies; Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Master Senior Floating Rate Trust, Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc. MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc. and Senior High Income Portfolio, Inc.

The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665 and the address for Fund Asset Management Master Trust, Mercury HW Funds, Mercury HW Variable Trust and Merrill Lynch Investment Managers Funds, Inc. is 725 South Figueroa Street, Suite 4000, Los Angeles, California 90017-5400. The address of FAM, the Manager, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Merrill Lynch & Co., Inc. (“ML & Co.”) is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since January 1, 1999 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Doll, Giordano and Monagle are officers of one or more of such companies.

Name	Position(s) with the Manager	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of FAM

Princeton Services	General Partner	General Partner of FAM

Jeffrey M. Peek	President	President of FAM; President and Director of Princeton Services; Executive Vice President of ML & Co.

C-3

Name	Position(s) with the Manager	Other Substantial Business, Profession, Vocation or Employment
Terry K. Glenn	Executive Vice President	Executive Vice President of FAM; Executive Vice President and Director of Princeton Services; President and Director of FAMD; Director of FDS; President of Princeton Administrator

Gregory A. Bundy	Chief Operating Officer and Managing Director	Chief Operating Officer and Managing Director of FAM; Chief Operating Officer and Managing Director of Princeton Services; Co-CEO of Merrill Lynch Australia from 1997 to 1999

Donald C. Burke	First Vice President, Treasurer and Director of Taxation

First Vice President and Treasurer of FAM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD; Senior Vice President of the Manager and FAM from 1999 to 2000; First Vice President of the Manager from 1997 to 1999

Michael G. Clark	Senior Vice President	Senior Vice President of FAM; Senior Vice President of Princeton Services; Treasurer and Director of FAMD; First Vice President of the Manager from 1997 to 1999

Robert C. Doll, Jr.	Senior Vice President	Senior Vice President of FAM; Senior Vice President of Princeton Services; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999

Vincent R. Giordano	Senior Vice President	Senior Vice President of FAM; Senior Vice President of Princeton Services

Michael J. Hennewinkel	First Vice President, Secretary and General Counsel (Americas Region)	First Vice President and Secretary of FAM; Senior Vice President of Princeton Services

Philip L. Kirstein	General Counsel	General Counsel of FAM; Senior Vice President; Senior Vice President, Secretary, General Counsel and Director of Princeton Services

Debra W. Landsman-Yaros	Senior Vice President	Senior Vice President of FAM; Senior Vice President of Princeton Services; Vice President of FAMD

Stephen M. M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services

Gregory D. Upah	Senior Vice President	Senior Vice President of FAM; Senior Vice President of Princeton Services

Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) acts as sub-adviser for the following registered investment companies: The Corporate Fund Accumulation Program, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Global Financial Services Master Trust, Master Internet Strategies Trust, Master U.S. High Yield Trust, Mercury Global Holdings, Inc., Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Bond Fund Inc., Master Large Cap Series Trust, Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch Equity Income Fund, Merrill Lynch EuroFund, Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Natural Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Utilities &

C-4

Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc., The Asset Program, Inc., and the Municipal Fund Accumulation Program, Inc. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 1, 1999, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Glenn and Burke are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 26:
Name	Positions with MLAM U.K.	Other Substantial Business, Profession, Vocation or Employment
Terry K. Glenn	Director and Chairman	Executive Vice President of MLIM and FAM; Executive Vice President and Director of Princeton Services; President and Director of FAMD; President of Princeton Administrators

Nicholas C. D. Hall	Director	Director of Mercury Asset Management Ltd. and the Institutional Liquidity Fund plc; First Vice President and General Counsel of Mercury Asset Management

James T. Stratford	Alternate Director	Director of Mercury Asset Management Group Ltd.; Head of Compliance, Merrill Lynch Mercury Asset Management

Donald C. Burke	Treasurer

First Vice President and Treasurer of MLIM and FAM; Director of Taxation of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD; Senior Vice President of MLIM from 1999 to 2000; First Vice President of MLIM from 1997 to 1999

Carol Ann Langham	Company Secretary	None

Debra Anne Searle	Assistant Company Secretary	None

Item 27. Principal Underwriters.

(a) FAMD acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Mercury Senior Floating Rate Fund, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

(b) Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.
Name	Position(s) and Office(s) with FAMD	Position(s) and Office(s) with Registrant
Terry K. Glenn	President and Director	President and Director
Michael G. Clark	Treasurer and Director	None
Thomas J. Verage	Director	None
Robert W. Crook	Senior Vice President	None
Michael J. Brady	Vice President	None
William M. Breen	Vice President	None
Donald C. Burke	Vice President	Vice President and Treasurer

C-5

Name	Position(s) and Office(s) with FAMD	Position(s) and Office(s) with Registrant
James T. Fatseas	Vice President	None
Debra W. Landsman-Yaros	Vice President	None
Michelle T. Lau	Vice President	None
Salvatore Venezia	Vice President	None
William Wasel	Vice President	None
Robert Harris	Secretary	None

(c) Not applicable.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

Item 29. Management Services.

Other than as set forth under “Management of the Fund — Merrill Lynch Investment Managers” in the Prospectus constituting Part A of the Registration Statement and under “Management of the Fund — Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Not applicable.

C-6

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and this registration statement to be signed on its behalf by the undersigned duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 27th day of March, 2001.
MERRILL LYNCH REAL ESTATE FUND INC. (Registrant)
By:	/s/ TERRY K. GLENN (Terry K. Glenn, President)

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature		Title	Date

TERRY K. GLENN* (Terry K. Glenn)		President and Director (Principal Executive Officer)

DONALD C. BURKE* (Donald C. Burke)		Vice President and Treasurer (Principal Financial and Accounting Officer)

JOE GRILLS* (Joe Grills)		Director

WALTER MINTZ* (Walter Mintz)		Director

ROBERT S. SALOMON, JR.* (Robert S. Salomon, Jr.)		Director

MELVIN R. SEIDEN* (Melvin R. Seiden)		Director

STEPHEN B. SWENSRUD* (Stephen B. Swensrud)		Director

*By:	/s/ TERRY K. GLENN (Terry K. Glenn, Attorney-in-Fact)		March 27, 2001

C-7

EXHIBIT INDEX
Exhibit Number		Description
10	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.